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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2004
Date of Report (Date of earliest event reported)

Evergreen Resources, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-13171	84-0834147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 17th Street, Suite 1200
Denver, Colorado 80202
(Address of principal executive office)

(303) 298-8100
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

        On August 2, 2004, Evergreen Resources, Inc. issued a press release announcing its earnings for the second quarter of 2004. A copy of this press release is attached as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN RESOURCES, INC.
By:	/s/ KEVIN R. COLLINS Kevin R. Collins Executive Vice President—Finance, Chief Financial Officer, Secretary and Treasurer

Date: August 3, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 2, 2004

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX